Business Combination, Significant Transaction and Sale of Business - Schedule of Acquired Assets and Assumed Liabilities (Details) - Acquisition of Gav Group [Member] $ in Thousands	Dec. 31, 2025 USD ($)
Schedule of Acquired Assets and Assumed Liabilities [Line Items]
Net assets excluding cash acquired	$ 4,348
Intangible assets	6,055
Deferred taxes	(473)
Non-controlling interests	(1,314)
Goodwill	9,652
Total assets acquired net of acquired cash	$ 18,268